UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05133)

Exact name of registrant as specified in charter:	Putnam High Income Securities Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2014

Date of reporting period:	September 1, 2013 – February 28, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL

PCF

Putnam High Income Securities Fund

Semiannual report 2 | 28 | 14

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
High Income
Securities Fund

Semiannual report
2 | 28 | 14

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	10

Terms and definitions	12

Other information for shareholders	13

Trustee approval of management contract	14

Financial statements	20

Shareholder meeting results	60

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. Bond prices may fall or fail to rise over time for reasons including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Message from the Trustees

Dear Fellow Shareholder:

Stock and bond markets have exhibited some volatility this year, as the global economy continues to heal slowly, and new geopolitical risks have emerged. This fluctuating investment climate drives home the importance of portfolio diversification.

In this environment, we believe Putnam’s active investment research and strategies are well suited to serve investors pursuing income and capital appreciation goals.

In addition to sound investment strategies, your portfolio also benefits from sound advice, we believe. An experienced advisor can help you assess your individual needs, time horizon, and risk tolerance — and can help guide you toward your investment goals.

As always, thank you for investing with Putnam.

About the fund

Seeking opportunities from high-yield bonds and convertibles

The average investor may think of bonds as government-sponsored securities that offer relatively low risk and less volatility than the stock market. However, high-yield corporate bonds and convertible securities, the types of investments primarily held by Putnam High Income Securities Fund, are different. Both are issued by companies rather than the government. Moreover, high-yield corporates and convertibles can offer greater returns than other bonds — but also carry a greater potential for risk, such as the risk of corporate default or periodic illiquidity.

High-yield bonds are deemed to have less than investment-grade status, which means their issuing companies are considered more likely to default on their debt than more creditworthy companies. High-yield bond prices tend to follow individual companies’ fundamentals as well as interest-rate levels. While lower-rated corporate bonds may carry higher risk, they provide potentially higher levels of yield to compensate investors for that risk.

What sets convertible securities apart is a built-in option that allows the investor to exchange — or convert — the security for a fixed number of shares of common stock of the issuer. Convertible securities pay interest, although frequently at a lower rate than traditional bonds, and the amount of interest does not change as the price of the underlying stock(s) increases or decreases.

Building a portfolio of high-yield bonds and convertible securities requires intensive research and analysis. Putnam’s global equity and credit research analysts conduct rigorous research in an effort to determine the true worth of the issuing company’s business. The fund’s portfolio managers then construct a portfolio that they believe offers the best return potential, while being mindful of risk.

How closed-end funds differ from open-end funds

Closed-end funds and open-end funds share many common characteristics but also have some key differences that you should understand as you consider your portfolio strategies.

More assets at work Open-end funds are subject to ongoing sales and redemptions that can generate transaction costs for long-term shareholders. Closed-end funds, however, are typically fixed pools of capital that do not need to hold cash in connection with sales and redemptions, allowing the funds to keep more assets actively invested.

Traded like stocks Closed-end fund shares are traded on stock exchanges and, as a result, their prices fluctuate because of the influence of several factors.

They have a market price Like an open-end fund, a closed-end fund has a per-share net asset value (NAV). However, closed-end funds also have a “market price” for their shares — which is how much you pay when you buy shares of the fund, and how much you receive when you sell them.

When looking at a closed-end fund’s performance, you will usually see that the NAV and the market price differ. The market price can be influenced by several factors that cause it to vary from the NAV, including fund distributions, changes in supply and demand for the fund’s shares, changing market conditions, and investor perceptions of the fund or its investment manager. A fund’s performance at market price typically differs from its results at NAV.

2	High Income Securities Fund	High Income Securities Fund	3

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 5 and 10–11 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV.

* The fund’s blended benchmark is an unmanaged index administered by Putnam Management, 50% of which is the JPMorgan Developed High Yield Index and 50% of which is BofA Merrill Lynch All-Convertibles Speculative Quality Index. The BofA Merrill Lynch All-Convertibles Speculative Quality Index and the JPMorgan Developed High Yield Index were introduced on 12/31/92 and 12/31/94, respectively, which post-date the inception of the fund. The blended benchmark was previously shown as two individual indexes.

† Returns for the six-month period are not annualized, but cumulative.

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Interview with your fund’s portfolio managers

What was the market environment like for high-yield convertibles and bonds during the past six months?

Eric: It was a generally supportive environment for both asset classes. High-yield convertible securities rode a wave of rising stock prices and solid demand to post a gain that nearly matched the performance of the broad equity market, as measured by the S&P 500 Index. This performance, which occurred despite investor concerns about the pace and eventual withdrawal of the Federal Reserve’s stimulative bond-buying program, came on the heels of a multi-year rally in stocks and a fairly continuous tightening in credit spreads [the yield advantage corporate bonds offer over U.S. Treasuries].

Rob: In the high-yield bond market, following an early-period bout of uncertainty related to the U.S. debt ceiling, the asset class rallied in October, as a short-term funding bill signed by President Obama temporarily resolved the debt crisis. The market fluctuated in a fairly narrow trading range until February, held in check by higher interest rates that resulted from the Fed’s December announcement that it would begin reducing its bond buying and by lackluster economic data. These issues, coupled with concern about

*The fund’s blended benchmark is an unmanaged index administered by Putnam Management, 50% of which is the JPMorgan Developed High Yield Index and 50% of which is the BofA Merrill Lynch All-Convertibles Speculative Quality Index.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/14. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 12.

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emerging-market [EM] currencies, caused investors to assume a more risk-averse posture. Asset flows shifted toward the relative safety of U.S. Treasuries, pushing the yield on the 10-year note down to 2.67%, its lowest level since mid-November.

By February, with EM stress abating and the U.S. debt-ceiling crisis finally settled, high-yield investors were encouraged by the resiliency of U.S. stocks and lower Treasury yields, along with robust inflows into the asset class amid light new supply. The high-yield market was also buoyed by investors largely dismissing weak economic data as a function of severe weather, and by the fact that the crisis in Ukraine remained localized. For the period as a whole, high-yield bonds were among the best-performing fixed-income sectors.

The fund registered a solid absolute return, but lagged its blended benchmark. What factors hampered the fund’s relative performance?

Eric: On the high-yield convertibles side of the fund, adverse security selection in financials, consumer cyclicals, energy, and transportation, along with an underweight in the strong-performing technology sector, weighed on the fund’s performance versus the benchmark. In terms of individual holdings, the biggest detractors were an underweight in semiconductor maker Micron Technology, oil and gas exploration and development company Halcon Resources, and automaker Ford Motor. Not holding two sizeable index components — government-sponsored mortgage-finance provider FNMA and air carrier United

Credit qualities are shown as a percentage of the fund’s net assets as of 2/28/14. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings may vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

6	High Income Securities Fund

Continental Holdings — also worked against the fund.

Rob: Within the fund’s high-yield bond portfolio, lighter-than-benchmark stakes in metals and mining and diversified media, coupled with subpar security selection in energy and utilities, were the primary areas of weakness. With respect to individual investments, the biggest individual detractor was wireless services provider NII Holdings, which announced shortly after period-end that it plans to explore strategic options following a warning in February that it faces long-term liquidity issues. We held common stock, as well as bonds issued by NII Capital, the financing subsidiary of NII Holdings, and sold both positions during the period.

Which areas aided the fund’s performance versus the benchmark?

Eric: Among convertible securities, selections in health care and consumer staples were the primary contributors, most notably drugstore operator Rite Aid. Avoiding several underperforming index constituents also helped the fund’s relative return, specifically, software developer Nuance Communications; pharmaceuticals distributor Omnicare; and Chart Industries, which develops products for cryogenic and gas-processing applications.

Rob: On the high-yield bond side of the fund, an overweight in financials was, by far, the biggest relative contributor. An

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 2/28/14. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

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overweight in cable and satellite, along with solid bond picks in gaming, lodging and leisure, and broadcasting, also bolstered the fund’s performance. Looking at individual holdings, the top contributors were global payments processing company First Data, telecommunications services provider Sprint Communications, United Kingdom-based financial services company Lloyds Bank, and chemicals maker Huntsman.

The fund reduced its distribution rate during the period. What led to that decision?

Rob: In February, the fund’s monthly distribution rate was lowered to $0.033 from $0.039 due to a reduction in the amount of income earned by the portfolio, which resulted from the generally lower yields available in the marketplace.

What is your outlook for the months ahead?

Rob: In our view, the prospects for U.S. economic growth continue to look favorable, buoyed by improving trends in employment, housing, and corporate capital expenditures. Additionally, despite the fact that the Fed has begun tapering its bond buying, overall monetary policy remains accommodative. Moreover, the smooth transition from Ben Bernanke to Janet Yellen as Fed chair reflects investors’ expectations that current monetary policy will continue. We believe the weak economic readings in January, such as the Institute for Supply Management’s Purchasing Managers Index, as well as disappointing automobile sales, were largely the result of adverse weather conditions affecting some of the country’s most densely populated regions.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	High Income Securities Fund

At period-end, the high-yield default rate stood at 0.67%, its lowest level since December 2007, and considerably below the long-term average of 3.9%. Given our generally constructive view of fundamentals, we believe the default rate could remain low through 2015. While high-yield spreads compressed during the period, they were still above the euphorically tight levels that we saw in 2007 and remained closer to their historical averages. Consequently, in light of our fundamental view of the market and low default expectations, we believe spreads are fairly attractive.

Eric, what are your closing thoughts on the outlook for convertibles?

We’re bullish about the prospects for convertible bonds in 2014, because we believe returns are likely to be attractive on a relative basis compared with fixed-income alternatives and on a risk-adjusted basis relative to equities. Furthermore, given our outlook for continued improvement in the U.S. economy, we believe supply-and-demand dynamics should remain positive and the default rate should remain below the long-term average.

Thanks for bringing us up to date, gentlemen.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Eric N. Harthun has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from San Diego State University. Eric joined Putnam in 2000 and has been in the investment industry since 1994.

Portfolio Manager Robert L. Salvin has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from the Wharton School of the University of Pennsylvania. He joined Putnam in 2000 and has been in the investment industry since 1986.

High Income Securities Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2014, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 2/28/14

	NAV	Market price

Annual average
Life of fund (since 7/9/87)	9.22%	8.80%

10 years	108.74	112.24
Annual average	7.64	7.82

5 years	138.46	124.80
Annual average	18.98	17.59

3 years	25.81	19.63
Annual average	7.95	6.16

1 year	13.15	10.31

6 months	9.32	12.85

Performance assumes reinvestment of distributions and does not account for taxes.

Fund price and distribution information For the six-month period ended 2/28/14

Distributions

Number	6

Income	$0.2282

Capital gains	—

Total	$0.2282

Share value	NAV	Market price

8/31/13	$8.76	$7.68

2/28/14	9.34	8.43

Current rate (end of period)	NAV	Market price

Current dividend rate*	4.27%	4.73%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

10	High Income Securities Fund

Comparative index returns For periods ended 2/28/14

	Fund’s blended benchmark
	(50% JPMorgan Developed High Yield	Lipper Convertible Securities
	Index/50% BofA Merrill Lynch All-	Funds (closed-end)
	Convertibles Speculative Quality Index)	category average*

Annual average
Life of fund (since 7/9/87)	—†	8.66%

10 years	129.69%	100.81
Annual average	8.67	7.15

5 years	168.12	168.81
Annual average	21.81	21.46

3 years	32.34	31.17
Annual average	9.79	9.42

1 year	15.57	19.90

6 months	11.37	12.58

Index and Lipper results should be compared with fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/28/14, there were 11, 11, 11, 11, 9, and 2 funds, respectively, in this Lipper category.

† The fund’s blended benchmark is an unmanaged index administered by Putnam Management, 50% of which is the JPMorgan Developed High Yield Index and 50% of which is BofA Merrill Lynch All-Convertibles Speculative Quality Index. The BofA Merrill Lynch All-Convertibles Speculative Quality Index and the JPMorgan Developed High Yield Index were introduced on 12/31/92 and 12/31/94, respectively, which post-date the inception of the fund.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/14

	NAV	Market price

Annual average
Life of fund (since 7/9/87)	9.20%	8.76%

10 years	108.83	111.14
Annual average	7.64	7.76

5 years	132.20	118.07
Annual average	18.35	16.87

3 years	26.19	18.78
Annual average	8.06	5.91

1 year	11.51	7.97

6 months	7.15	9.23

See the discussion following the Fund performance table on page 10 for information about the calculation of fund performance.

High Income Securities Fund	11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

The fund’s blended benchmark is an unmanaged index administered by Putnam Management, 50% of which is the JPMorgan Developed High Yield Index and 50% of which is the BofA Merrill Lynch All-Convertibles Speculative Quality Index.

BofA Merrill Lynch All-Convertibles Speculative Quality Index is an unmanaged index of U.S. convertible securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

12	High Income Securities Fund

Other information for shareholders

Important notice regarding share repurchase program

In September 2013, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2013, up to 10% of the fund’s common shares outstanding as of October 7, 2013.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2014, Putnam employees had approximately $460,000,000 and the Trustees had approximately $109,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

High Income Securities Fund	13

Trustee approval of management contract

Putnam Investment Management (“Putnam Management”) serves as investment manager to your fund under a management contract. In addition, Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), provides services to your fund under a sub-management contract between Putnam Management and PIL. Putnam Management is majority owned (directly and indirectly) by Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. Until his death on October 8, 2013, The Honourable Paul G. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada. Upon his death, Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), causing your fund’s existing management and sub-management contracts to terminate automatically. On October 18, 2013, the Trustees, including all of the Trustees who are not “interested persons” (as this term is defined in the 1940 Act) of the Putnam funds (the “Independent Trustees”), approved interim management contracts between the Putnam funds and Putnam Management and the continuance of your fund’s sub-management contract to address this possibility and to avoid disruption of investment advisory and other services provided to the Putnam funds. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting called for February 27, 2014. The Trustees also approved new sub-management contracts, to be effective at the same time as the new definitive management contracts. The fund’s shareholders approved your fund’s new management contract at a special meeting on February 27, 2014.

In considering whether to approve your fund’s interim management contract and the continuance of your fund’s sub-management contract in October, and in considering whether to approve your fund’s new definitive management contract and its new sub-management contract in November, the Trustees took into account that they had recently approved the continuation (through June 30, 2014) of the fund’s previous management and sub-management contracts at their meeting in June 2013. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to those of the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the terms of the sub-management contract were identical to those of the previous sub-management contract, except for the effective dates and initial terms. In light of the substantial similarity between the proposed contracts and the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their review of these contracts in connection with their June meeting. In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

• Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André Desmarais, Mr. Desmarais’ sons, were expected to exercise,

14	High Income Securities Fund

jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

• Putnam Investments’ commitment to bear a reasonable share of the expenses incurred by the Putnam Funds in connection with the Transfer.

General conclusions in connection with the Trustees’ June 2013 approval of the fund’s management and sub-management contracts

As noted above, in connection with their deliberations in October and November 2013, in addition to the factors described above, the Trustees considered their recent approval of your fund’s management and sub-management contracts in June 2013. The Board oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management and sub-management contracts. The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013,

High Income Securities Fund	15

the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July  1, 2013, subject to certain changes in the sub-management contract noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ June 2013 approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

As noted above, the Trustees considered administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

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Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as the fund’s assets under management increase. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses, which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This

High Income Securities Fund	17

information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, the Trustees considered that its common share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Convertible Securities Funds (closed-end)) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

18	High Income Securities Fund

One-year period	1st

Three-year period	2nd

Five-year period	1st

Over the one-year, three-year and five-year periods ended December 31, 2012, there were 11, 11 and 11 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which is an affiliate of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV in providing such services.

High Income Securities Fund	19

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

20	High Income Securities Fund

The fund’s portfolio 2/28/14 (Unaudited)

CORPORATE BONDS AND NOTES (40.1%)*	Principal amount	Value

Basic materials (3.2%)
Ainsworth Lumber Co., Ltd. 144A sr. notes 7 1/2s,
2017 (Canada)	$36,000	$38,565

ArcelorMittal SA sr. unsec. bonds 10.35s, 2019 (France)	140,000	177,975

ArcelorMittal SA sr. unsec. unsub. notes 7 1/2s, 2039 (France)	90,000	93,825

Ashland, Inc. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022	155,000	155,969

Atkore International, Inc. company guaranty sr. notes
9 7/8s, 2018	193,000	207,716

Boise Cascade Co. company guaranty sr. unsec. notes
6 3/8s, 2020	120,000	128,100

Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4 5/8s, 2022 (Germany)	65,000	64,838

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	140,000	150,850

Cemex SAB de CV 144A company guaranty sr. notes 5 7/8s,
2019 (Mexico)	320,000	329,600

CPG Merger Sub, LLC 144A company guaranty sr. unsec. unsub.
notes 8s, 2021	125,000	133,750

Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s,
2020 (Canada)	35,000	34,493

Ferro Corp. sr. unsec. notes 7 7/8s, 2018	160,000	170,000

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s,
2019 (Australia)	75,000	82,688

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)	150,000	157,500

FMG Resources August 2006 Pty, Ltd. 144A sr. unsec. notes
6 7/8s, 2022 (Australia)	50,000	54,500

Graphic Packaging International, Inc. company guaranty sr.
unsec. notes 4 3/4s, 2021	55,000	55,275

HD Supply, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020	185,000	202,575

HD Supply, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2020	75,000	91,500

Hexion U.S. Finance Corp. company guaranty sr. notes
6 5/8s, 2020	70,000	72,363

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty notes 9s, 2020	65,000	66,788

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018	135,000	140,738

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2021	160,000	180,800

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2020	25,000	27,594

Huntsman International, LLC company guaranty sr. unsec.
unsub. notes 4 7/8s, 2020	130,000	132,438

IAMGOLD Corp. 144A company guaranty sr. unsec. notes
6 3/4s, 2020 (Canada)	75,000	66,000

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019	160,000	184,800

Louisiana-Pacific Corp. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2020	55,000	61,050

High Income Securities Fund	21

CORPORATE BONDS AND NOTES (40.1%)* cont.	Principal amount	Value

Basic materials cont.
Momentive Performance Materials, Inc. company guaranty sr.
notes 10s, 2020	$30,000	$32,025

Momentive Performance Materials, Inc. company guaranty sr.
notes 8 7/8s, 2020	5,000	5,350

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
7s, 2020 (Canada)	65,000	67,600

New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)	35,000	34,738

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020	180,000	202,500

Nufarm Australia, Ltd. 144A company guaranty sr. unsec. notes
6 3/8s, 2019 (Australia)	30,000	30,938

PQ Corp. 144A sr. notes 8 3/4s, 2018	110,000	121,000

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
company guaranty sr. unsec. notes 10s, 2020	85,000	94,775

Ryerson, Inc./Joseph T Ryerson & Son, Inc. company guaranty
sr. notes 9s, 2017	85,000	92,650

Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020	75,000	82,969

Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023	65,000	65,813

Smurfit Kappa Treasury Funding, Ltd. company guaranty sr.
unsub. notes 7 1/2s, 2025 (Ireland)	60,000	66,600

Steel Dynamics, Inc. company guaranty sr. unsec. notes
7 5/8s, 2020	100,000	108,500

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 3/8s, 2022	20,000	21,950

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 1/8s, 2019	25,000	27,313

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/4s, 2023	10,000	10,275

Taminco Global Chemical Corp. 144A sr. notes 9 3/4s,
2020 (Belgium)	135,000	153,225

TMS International Corp. 144A company guaranty sr. unsec.
notes 7 5/8s, 2021	30,000	32,400

TPC Group, Inc. 144A company guaranty sr. notes 8 3/4s, 2020	50,000	54,000

Tronox Finance, LLC company guaranty sr. unsec. unsub. notes
6 3/8s, 2020	85,000	87,338

USG Corp. 144A company guaranty sr. unsec. notes
5 7/8s, 2021	20,000	21,300

Weekley Homes, LLC/Weekley Finance Corp. sr. unsec.
bonds 6s, 2023	110,000	108,075

		4,783,624
Capital goods (2.6%)
ADS Waste Holdings, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020	175,000	189,875

American Axle & Manufacturing, Inc. company guaranty sr.
unsec. notes 7 3/4s, 2019	270,000	311,175

B/E Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020	35,000	38,281

B/E Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022	80,000	82,500

Berry Plastics Corp. company guaranty unsub. notes
9 3/4s, 2021	130,000	150,800

BlueLine Rental Finance Corp. 144A sr. notes 7s, 2019	95,000	100,344

BOE Merger Corp. 144A sr. unsec. notes 9 1/2s, 2017 ‡‡	125,000	132,500

Bombardier, Inc. 144A sr. notes 6 1/8s, 2023 (Canada)	65,000	65,813

22	High Income Securities Fund

CORPORATE BONDS AND NOTES (40.1%)* cont.	Principal amount	Value

Capital goods cont.
Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)	$50,000	$55,750

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020	150,000	166,500

Crown Americas, LLC/Crown Americas Capital Corp.
IV company guaranty sr. unsec. notes 4 1/2s, 2023	115,000	112,988

Delphi Corp. company guaranty sr. unsec. unsub. notes 5s, 2023	35,000	37,275

Exide Technologies sr. notes 8 5/8s, 2018 (In default) †	110,000	89,375

GrafTech International, Ltd. company guaranty sr. unsec. notes
6 3/8s, 2020	105,000	107,888

Kratos Defense & Security Solutions, Inc. company guaranty sr.
notes 10s, 2017	85,000	90,738

Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)	185,000	243,483

Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes
5 7/8s, 2022	110,000	116,600

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2023	180,000	174,600

Oshkosh Corp. 144A company guaranty sr. unsec. notes
5 3/8s, 2022	65,000	66,463

Pittsburgh Glass Works, LLC 144A company guaranty sr.
notes 8s, 2018	160,000	174,400

Polypore International, Inc. company guaranty sr. unsec. notes
7 1/2s, 2017	15,000	15,900

Rexel SA 144A company guaranty sr. unsec. unsub. notes
6 1/8s, 2019 (France)	200,000	212,500

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. notes
5 3/4s, 2020	65,000	67,925

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9s, 2019	120,000	129,000

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 8 1/4s, 2021 (New Zealand)	205,000	223,963

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020	100,000	110,000

Terex Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020	25,000	27,063

Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021	155,000	163,138

Thermadyne Holdings Corp. company guaranty sr.
notes 9s, 2017	107,000	114,811

Titan International, Inc. 144A company guaranty sr. bonds
6 7/8s, 2020	55,000	58,163

TransDigm, Inc. company guaranty sr. unsec. sub. notes
7 1/2s, 2021	25,000	27,563

TransDigm, Inc. company guaranty sr. unsec. sub. notes
5 1/2s, 2020	65,000	65,813

TransDigm, Inc. company guaranty unsec. sub. notes
7 3/4s, 2018	140,000	149,975

Triumph Group, Inc. company guaranty sr. unsec. notes
4 7/8s, 2021	90,000	88,875

Vander Intermediate Holding II Corp. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡	50,000	51,875

		4,013,912

High Income Securities Fund	23

CORPORATE BONDS AND NOTES (40.1%)* cont.	Principal amount	Value

Communication services (4.8%)
Adelphia Communications Corp. escrow bonds zero %, 2015	$235,000	$1,645

Adelphia Communications Corp. escrow bonds zero %, 2014	20,000	140

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	140,000	166,950

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	35,000	41,213

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018	40,000	46,300

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021	145,000	154,788

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022	115,000	115,000

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 7 3/8s, 2020	70,000	76,475

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 6 5/8s, 2022	35,000	37,713

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 5 1/8s, 2023	125,000	121,563

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019	115,000	121,613

CenturyLink, Inc. sr. unsec. unsub. notes 6 3/4s, 2023	110,000	116,600

CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020	25,000	26,125

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019	40,000	42,700

Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023	175,000	179,375

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021	65,000	73,288

Digicel Group, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Jamaica)	200,000	211,500

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)	165,000	171,600

DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	120,000	141,000

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021	185,000	207,200

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018	125,000	144,688

Frontier Communications Corp. sr. unsec. unsub. notes
7 5/8s, 2024	30,000	31,575

Hughes Satellite Systems Corp. company guaranty sr. notes
6 1/2s, 2019	130,000	142,675

Hughes Satellite Systems Corp. company guaranty sr. unsec.
notes 7 5/8s, 2021	145,000	163,850

Intelsat Jackson Holdings SA company guaranty sr. unsec.
bonds 6 5/8s, 2022 (Bermuda)	50,000	52,750

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/2s, 2021 (Bermuda)	95,000	104,738

Intelsat Luxembourg SA 144A company guaranty sr. unsec.
notes 8 1/8s, 2023 (Luxembourg)	215,000	233,544

Intelsat Luxembourg SA 144A sr. unsec. notes 7 3/4s,
2021 (Luxembourg)	400,000	430,500

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 5/8s, 2020	85,000	95,519

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019	20,000	22,000

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 7s, 2020	100,000	109,000

Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
6 1/8s, 2021	40,000	42,300

24	High Income Securities Fund

CORPORATE BONDS AND NOTES (40.1%)* cont.		Principal amount	Value

Communication services cont.
Mediacom, LLC/Mediacom Capital Corp. sr. unsec. unsub. notes
7 1/4s, 2022		$85,000	$92,225

NII International Telecom SCA 144A company guaranty
sr. unsec. notes 7 7/8s, 2019 (Luxembourg)		85,000	59,075

PAETEC Holding Corp. company guaranty sr. unsec. notes
9 7/8s, 2018		160,000	177,200

Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s,
2023 (Canada)		80,000	81,000

Quebecor Media, Inc. 144A sr. unsec. notes 7 3/8s,
2021 (Canada)	CAD	75,000	72,784

Qwest Corp. sr. unsec. notes 6 3/4s, 2021		$115,000	130,056

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		65,000	72,493

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019		36,000	38,385

SBA Telecommunications, Inc. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2020		35,000	36,838

Sprint Capital Corp. company guaranty 6 7/8s, 2028		260,000	258,050

Sprint Communications, Inc. sr. unsec. unsub. notes
8 3/8s, 2017		80,000	93,700

Sprint Communications, Inc. sr. unsec. unsub. notes 7s, 2020		60,000	65,475

Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9s, 2018		170,000	208,250

Sprint Corp. 144A company guaranty sr. unsec. notes
7 7/8s, 2023		220,000	243,650

Sprint Corp. 144A company guaranty sr. unsec. notes
7 1/4s, 2021		265,000	290,175

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.836s, 2023		20,000	21,625

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.633s, 2021		45,000	48,769

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 5/8s, 2023		145,000	154,606

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.464s, 2019		45,000	48,038

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 1/4s, 2021		165,000	174,900

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 1/8s, 2022		105,000	110,513

Videotron, Ltd. company guaranty sr. unsec. unsub. notes
6 7/8s, 2021 (Canada)	CAD	75,000	74,193

Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5s,
2022 (Canada)		$195,000	197,438

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. notes 10 1/4s, 2019		230,000	263,350

Wind Acquisition Finance SA 144A company guaranty sr. notes
7 1/4s, 2018 (Luxembourg)		80,000	84,200

Wind Acquisition Holdings Finance SA 144A company guaranty
sr. notes 12 1/4s, 2017 (Luxembourg)		162,438	168,936

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2017		65,000	74,425

High Income Securities Fund	25

CORPORATE BONDS AND NOTES (40.1%)* cont.	Principal amount	Value

Communication services cont.
Windstream Corp. company guaranty sr. unsec. unsub. notes
7 3/4s, 2021	$170,000	$183,600

Windstream Corp. company guaranty sr. unsec. unsub. notes
6 3/8s, 2023	55,000	54,175

		7,204,051
Consumer cyclicals (8.9%)
Academy, Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019	15,000	16,388

AMC Entertainment, Inc. company guaranty sr. sub. notes
9 3/4s, 2020	130,000	149,988

AMC Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5 7/8s, 2022	70,000	70,875

American Media, Inc. 144A notes 13 1/2s, 2018	18,955	20,377

Autonation, Inc. company guaranty sr. unsec. notes
6 3/4s, 2018	40,000	46,100

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020	105,000	112,613

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
8 1/8s, 2016	60,000	66,600

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
7 1/4s, 2023	45,000	46,350

Bon-Ton Department Stores, Inc. (The) company guaranty notes
10 5/8s, 2017	60,000	60,000

Bon-Ton Department Stores, Inc. (The) company guaranty
notes 8s, 2021	35,000	33,338

Boyd Gaming Corp. company guaranty sr. unsec. notes
9 1/8s, 2018	60,000	65,250

Brookfield Residential Properties, Inc. 144A company guaranty
sr. unsec. notes 6 1/2s, 2020 (Canada)	130,000	138,125

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6 1/8s,
2022 (Canada)	85,000	87,210

Building Materials Corp. of America 144A company guaranty sr.
notes 7 1/2s, 2020	100,000	108,250

Building Materials Corp. of America 144A company guaranty sr.
notes 7s, 2020	45,000	48,263

Building Materials Corp. of America 144A sr. notes 6 7/8s, 2018	50,000	52,563

Building Materials Corp. of America 144A sr. unsec. notes
6 3/4s, 2021	45,000	48,825

Burlington Coat Factory Warehouse Corp. company guaranty sr.
unsec. notes 10s, 2019	150,000	166,875

Caesars Entertainment Operating Co., Inc. company guaranty sr.
notes 9s, 2020	220,000	213,950

Caesars Entertainment Operating Co., Inc. sr. notes
11 1/4s, 2017	145,000	148,081

CBS Outdoor Americas Capital, LLC/CBS Outdoor Americas
Capital Corp. 144A company guaranty sr. unsec. notes
5 5/8s, 2024	70,000	72,100

CCM Merger, Inc. 144A company guaranty sr. unsec. notes
9 1/8s, 2019	80,000	85,200

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 9 1/8s, 2018	20,000	21,475

26	High Income Securities Fund

CORPORATE BONDS AND NOTES (40.1%)* cont.		Principal amount	Value

Consumer cyclicals cont.
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 5 1/4s, 2021		$60,000	$60,975

Ceridian Corp. company guaranty sr. unsec. notes
12 1/4s, 2015 ‡‡		36,350	36,577

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015		85,000	85,531

Ceridian Corp. 144A sr. notes 8 7/8s, 2019		65,000	74,425

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021		125,000	142,969

Chrysler Group, LLC/CG Co-Issuer, Inc. company guaranty notes
8 1/4s, 2021		200,000	226,500

Cinemark USA, Inc. company guaranty sr. unsec. notes
5 1/8s, 2022		30,000	30,150

Cinemark USA, Inc. company guaranty sr. unsec. notes
4 7/8s, 2023		15,000	14,550

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
7 3/8s, 2021		15,000	16,725

Clear Channel Communications, Inc. company guaranty sr.
notes 9s, 2021		120,000	125,700

Clear Channel Communications, Inc. company guaranty sr.
notes 9s, 2019		255,000	267,750

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. notes 7 5/8s, 2020		190,000	205,675

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6 1/2s, 2022		330,000	351,450

CST Brands, Inc. company guaranty sr. unsec. notes 5s, 2023		145,000	141,013

Cumulus Media Holdings, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019		95,000	102,600

Dana Holding Corp. sr. unsec. unsub. notes 6s, 2023		105,000	108,675

DH Services Luxembourg Sarl 144A company guaranty sr.
unsec. notes 7 3/4s, 2020 (Luxembourg)		135,000	145,463

Entercom Radio, LLC company guaranty sr. unsec. sub. notes
10 1/2s, 2019		110,000	126,775

FelCor Lodging LP company guaranty sr. notes 10s, 2014 R		72,000	75,510

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R		165,000	177,375

FelCor Lodging LP company guaranty sr. notes 5 5/8s, 2023 R		30,000	30,150

Gannett Co., Inc. 144A company guaranty sr. unsec. notes
5 1/8s, 2020		60,000	61,500

Gannett Co., Inc. 144A company guaranty sr. unsec. notes
5 1/8s, 2019		15,000	15,675

Garda World Security Corp. 144A company guaranty sr. unsec.
unsub. notes 7 1/4s, 2021 (Canada)		145,000	150,438

Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018		70,000	74,375

GLP Capital LP/GLP Financing II, Inc. 144A company guaranty
sr. unsec. notes 4 7/8s, 2020		110,000	113,850

GLP Capital LP/GLP Financing II, Inc. 144A company guaranty
sr. unsec. notes 4 3/8s, 2018		40,000	41,500

Gray Television, Inc. company guaranty sr. unsec. notes
7 1/2s, 2020		135,000	147,150

Great Canadian Gaming Corp. 144A company guaranty sr.
unsec. notes 6 5/8s, 2022 (Canada)	CAD	155,000	147,871

Griffey Intermediate, Inc./Griffey Finance Sub, LLC 144A sr.
unsec. notes 7s, 2020		$155,000	135,238

High Income Securities Fund	27

CORPORATE BONDS AND NOTES (40.1%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Hanesbrands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020	$85,000	$93,288

Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021	110,000	116,050

Igloo Holdings Corp. 144A sr. unsec. unsub. notes
8 1/4s, 2017 ‡‡	150,000	153,750

Interactive Data Corp. company guaranty sr. unsec. notes
10 1/4s, 2018	95,000	103,075

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5 7/8s, 2021	65,000	67,113

Isle of Capri Casinos, Inc. company guaranty sr. unsec. sub.
notes 8 7/8s, 2020	75,000	81,750

Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2019	90,000	97,763

Jeld-Wen, Inc. 144A sr. notes 12 1/4s, 2017	125,000	139,688

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡	45,000	47,138

K Hovnanian Enterprises, Inc. 144A sr. notes 7 1/4s, 2020	70,000	76,300

L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021	130,000	145,600

L Brands, Inc. sr. unsec. notes 5 5/8s, 2022	50,000	52,375

Lamar Media Corp. company guaranty sr. sub. notes
5 7/8s, 2022	75,000	79,500

Lamar Media Corp. 144A company guaranty sr. unsec. notes
5 3/8s, 2024	45,000	46,463

Lender Processing Services, Inc. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2023	220,000	234,300

Lennar Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022	100,000	95,500

Lennar Corp. company guaranty sr. unsec. unsub. notes
4 1/2s, 2019	55,000	56,169

LIN Television Corp. company guaranty sr. unsec. notes
6 3/8s, 2021	40,000	42,400

M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	210,000	227,063

Masonite International Corp. 144A company guaranty sr. notes
8 1/4s, 2021 (Canada)	140,000	154,000

Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s,
2020 (Canada)	90,000	90,450

MGM Resorts International company guaranty sr. unsec. notes
7 5/8s, 2017	185,000	210,438

MGM Resorts International company guaranty sr. unsec. notes
6 7/8s, 2016	100,000	109,750

MGM Resorts International company guaranty sr. unsec. notes
6 3/4s, 2020	75,000	82,875

MGM Resorts International company guaranty sr. unsec. unsub.
notes 8 5/8s, 2019	70,000	83,650

MGM Resorts International company guaranty sr. unsec. unsub.
notes 7 3/4s, 2022	65,000	74,588

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6 5/8s, 2021	25,000	27,563

Michaels FinCo Holdings, LLC/Michaels FinCo, Inc. 144A sr.
unsec. notes 7 1/2s, 2018 ‡‡	90,000	92,925

MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019	292,907	330,985

28	High Income Securities Fund

CORPORATE BONDS AND NOTES (40.1%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Navistar International Corp. sr. notes 8 1/4s, 2021	$189,000	$197,978

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019	140,000	145,425

Neiman Marcus Group, Inc. 144A company guaranty sr. unsec.
notes 8 3/4s, 2021 ‡‡	110,000	118,250

Neiman Marcus Group, Inc. 144A company guaranty sr. unsec.
notes 8s, 2021	60,000	64,350

Neiman Marcus Group, LLC (The) company guaranty sr. notes
7 1/8s, 2028	140,000	139,650

Nexstar Broadcasting, Inc. company guaranty sr. unsec. unsub.
notes 6 7/8s, 2020	155,000	167,013

Nielsen Co. Luxembourg S.a.r.l. (The) 144A company guaranty
sr. unsec. notes 5 1/2s, 2021 (Luxembourg)	110,000	114,950

Nielsen Finance, LLC/Nielsen Finance Co. company guaranty sr.
unsec. notes 4 1/2s, 2020	50,000	50,625

Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	140,000	154,350

Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	95,000	106,400

Owens Corning company guaranty sr. unsec. notes 9s, 2019	38,000	47,342

Penn National Gaming, Inc. 144A sr. unsec. notes 5 7/8s, 2021	90,000	87,750

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5 3/4s, 2022	160,000	167,200

PETCO Animal Supplies, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	65,000	69,875

Petco Holdings, Inc. 144A sr. unsec. notes 8 1/2s, 2017 ‡‡	60,000	61,350

Pulte Group, Inc. company guaranty sr. unsec. notes
7 5/8s, 2017	140,000	162,050

Pulte Group, Inc. company guaranty sr. unsec. unsub. notes
7 7/8s, 2032	75,000	80,625

Quiksilver, Inc./QS Wholesale, Inc. company guaranty sr. unsec.
notes 10s, 2020	10,000	11,350

Quiksilver, Inc./QS Wholesale, Inc. 144A sr. notes 7 7/8s, 2018	10,000	10,925

Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019	35,000	37,975

Realogy Corp. 144A company guaranty sr. notes 7 5/8s, 2020	25,000	28,063

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2025	45,000	43,875

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2023	90,000	90,900

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2022	20,000	20,500

Rent-A-Center, Inc./TX company guaranty sr. unsec. notes
4 3/4s, 2021	75,000	70,688

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 9 1/2s, 2019	79,000	86,505

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018	135,000	141,075

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016	200,000	224,000

Sabre, Inc. 144A sr. notes 8 1/2s, 2019	100,000	111,250

Schaeffler Finance BV 144A sr. notes 4 3/4s, 2021 (Netherlands)	200,000	202,500

Sinclair Television Group, Inc. company guaranty sr. unsec. notes
6 3/8s, 2021	80,000	84,600

Sinclair Television Group, Inc. company guaranty sr. unsec. notes
5 3/8s, 2021	70,000	70,350

Sinclair Television Group, Inc. sr. unsec. notes 6 1/8s, 2022	95,000	98,325

Sirius XM Holdings, Inc. 144A sr. unsec. bonds 5 7/8s, 2020	265,000	278,581

High Income Securities Fund	29

CORPORATE BONDS AND NOTES (40.1%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Six Flags Entertainment Corp. 144A company guaranty sr.
unsec. unsub. notes 5 1/4s, 2021	$195,000	$197,438

Spectrum Brands, Inc. company guaranty sr. unsec. notes
6 5/8s, 2022	5,000	5,438

Spectrum Brands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020	10,000	10,900

Spectrum Brands, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2020	95,000	103,075

Standard Pacific Corp. company guaranty sr. unsec. notes
6 1/4s, 2021	45,000	48,038

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021	50,000	49,625

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 7 3/4s, 2020	21,000	23,153

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5 5/8s, 2024	45,000	45,000

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5 1/4s, 2021	45,000	44,775

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A sr. notes 7 3/4s, 2020	119,000	131,198

Townsquare Radio, LLC/Townsquare Radio, Inc. 144A company
guaranty sr. unsec. notes 9s, 2019	65,000	71,988

Travelport, LLC company guaranty sr. unsec. sub. notes
11 7/8s, 2016	120,000	123,300

Travelport, LLC/Travelport Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 13 7/8s, 2016 ‡‡	217,529	231,125

TRW Automotive, Inc. 144A company guaranty sr. unsec. notes
4 1/2s, 2021	30,000	30,975

Univision Communications, Inc. 144A company guaranty sr.
unsec. notes 8 1/2s, 2021	180,000	200,025

Univision Communications, Inc. 144A sr. notes 7 7/8s, 2020	65,000	71,988

		13,460,126
Consumer staples (2.6%)
Affinion Group, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018	135,000	119,475

Affinion Investments, LLC 144A company guaranty sr. unsec.
sub. notes 13 1/2s, 2018	51,000	50,235

Ashtead Capital, Inc. 144A company guaranty sr. notes
6 1/2s, 2022	145,000	157,325

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company
guaranty sr. unsec. unsub. notes 9 3/4s, 2020	35,000	40,600

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2023	45,000	45,450

B&G Foods, Inc. company guaranty sr. unsec. notes
4 5/8s, 2021	60,000	59,550

Burger King Corp. company guaranty sr. unsec. notes
9 7/8s, 2018	75,000	81,938

CEC Entertainment, Inc. 144A sr. unsec. notes 8s, 2022	55,000	56,513

Claire’s Stores, Inc. 144A company guaranty sr. notes
6 1/8s, 2020	30,000	28,500

Claire’s Stores, Inc. 144A sr. notes 9s, 2019	140,000	147,350

30	High Income Securities Fund

CORPORATE BONDS AND NOTES (40.1%)* cont.	Principal amount	Value

Consumer staples cont.
Constellation Brands, Inc. company guaranty sr. unsec. notes
4 1/4s, 2023	$95,000	$93,100

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016	145,000	164,213

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2022	50,000	55,375

Corrections Corp. of America company guaranty sr. unsec. notes
4 5/8s, 2023 R	120,000	115,800

Corrections Corp. of America company guaranty sr. unsec. notes
4 1/8s, 2020 R	25,000	24,438

Dave & Buster’s, Inc. company guaranty sr. unsec. unsub.
notes 11s, 2018	130,000	139,913

Dean Foods Co. company guaranty sr. unsec. unsub.
notes 7s, 2016	95,000	104,738

DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018	235,000	257,325

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021	105,000	112,350

Elizabeth Arden, Inc. 144A sr. unsec. notes 7 3/8s, 2021	90,000	96,300

Hawk Acquisition Sub, Inc. 144A sr. notes 4 1/4s, 2020	270,000	269,325

Hertz Corp. (The) company guaranty sr. unsec. notes
7 1/2s, 2018	45,000	48,094

Hertz Corp. (The) company guaranty sr. unsec. notes
6 1/4s, 2022	115,000	121,613

Hertz Corp. (The) company guaranty sr. unsec. notes
5 7/8s, 2020	50,000	53,000

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
8 1/4s, 2020 (Brazil)	40,000	43,800

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021 (Brazil)	35,000	37,013

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021 (Brazil)	135,000	142,763

Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018	35,000	37,188

Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020	180,000	198,000

Libbey Glass, Inc. company guaranty sr. notes 6 7/8s, 2020	148,000	160,210

Post Holdings, Inc. company guaranty sr. unsec. notes
7 3/8s, 2022	50,000	54,438

Post Holdings, Inc. 144A company guaranty sr. unsec. notes
7 3/8s, 2022	10,000	10,888

Prestige Brands, Inc. 144A sr. unsec. notes 5 3/8s, 2021	90,000	90,675

Revlon Consumer Products Corp. company guaranty sr. unsec.
notes 5 3/4s, 2021	140,000	140,000

Rite Aid Corp. company guaranty sr. notes 10 1/4s, 2019	40,000	44,350

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/4s, 2020	225,000	258,750

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020	35,000	39,288

RSC Equipment Rental, Inc. company guaranty sr. unsec. notes
8 1/4s, 2021	35,000	39,506

Smithfield Foods, Inc. sr. unsec. unsub. notes 6 5/8s, 2022	90,000	97,425

Sun Merger Sub, Inc. 144A sr. unsec. notes 5 7/8s, 2021	25,000	25,750

Sun Merger Sub, Inc. 144A sr. unsec. notes 5 1/4s, 2018	15,000	15,788

High Income Securities Fund	31

CORPORATE BONDS AND NOTES (40.1%)* cont.	Principal amount	Value

Consumer staples cont.
United Rentals North America, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2022	$30,000	$34,050

United Rentals North America, Inc. company guaranty sr. unsec.
unsub. notes 6 1/8s, 2023	70,000	74,200

		3,986,602
Energy (5.4%)
Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2021	45,000	48,038

Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2022	35,000	37,975

Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 4 7/8s, 2023	265,000	270,300

Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6 1/4s, 2021	95,000	79,563

Antero Resources Finance Corp. 144A company guaranty sr.
unsec. notes 5 3/8s, 2021	90,000	92,025

Athlon Holdings LP/Athlon Finance Corp. 144A company
guaranty sr. unsec. notes 7 3/8s, 2021	196,000	207,760

Atwood Oceanics, Inc. sr. unsec. unsub. notes 6 1/2s, 2020	60,000	64,650

Aurora USA Oil & Gas Inc. 144A company guaranty sr. unsec.
notes 9 7/8s, 2017	90,000	100,350

Calfrac Holdings LP 144A company guaranty sr. unsec. unsub.
notes 7 1/2s, 2020	80,000	83,600

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes
8 5/8s, 2018	155,000	167,013

Chaparral Energy, Inc. company guaranty sr. unsec. notes
9 7/8s, 2020	85,000	96,900

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2021	125,000	136,875

Chesapeake Energy Corp. company guaranty sr. unsec. notes
5 3/4s, 2023	30,000	32,250

Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield
Finance, Inc. company guaranty sr. unsec. unsub. notes
6 5/8s, 2019	115,000	121,900

Concho Resources, Inc. company guaranty sr. unsec. notes
6 1/2s, 2022	120,000	130,800

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023	65,000	67,763

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022	50,000	52,500

Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)	105,000	78,225

CONSOL Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020	205,000	222,938

CONSOL Energy, Inc. company guaranty sr. unsec.
notes 8s, 2017	130,000	135,688

Continental Resources, Inc. company guaranty sr. unsec.
notes 5s, 2022	205,000	214,738

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018	230,000	241,500

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2020	95,000	103,788

32	High Income Securities Fund

CORPORATE BONDS AND NOTES (40.1%)* cont.	Principal amount	Value

Energy cont.
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6 3/8s, 2021	$65,000	$70,038

EXCO Resources, Inc. company guaranty sr. unsec. notes
7 1/2s, 2018	75,000	75,563

Forum Energy Technologies, Inc. 144A sr. unsec. notes
6 1/4s, 2021	115,000	122,188

Goodrich Petroleum Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2019	215,000	221,450

Gulfport Energy Corp. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2020	105,000	113,400

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 9 3/4s, 2020	40,000	42,100

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2021	265,000	269,638

Hercules Offshore, Inc. 144A company guaranty sr. notes
7 1/8s, 2017	10,000	10,563

Hercules Offshore, Inc. 144A company guaranty sr. unsec. notes
7 1/2s, 2021	40,000	42,400

Hercules Offshore, Inc. 144A sr. unsec. notes 8 3/4s, 2021	45,000	51,188

Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. notes 7 1/4s, 2020	90,000	97,200

Key Energy Services, Inc. company guaranty unsec. unsub.
notes 6 3/4s, 2021	135,000	141,413

Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019	175,000	194,688

Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022	25,000	25,688

Linn Energy, LLC/Linn Energy Finance Corp. company guaranty
sr. unsec. notes 6 1/2s, 2019	115,000	119,888

Linn Energy, LLC/Linn Energy Finance Corp. 144A company
guaranty sr. unsec. notes 7s, 2019	120,000	125,100

Lone Pine Resources Canada, Ltd. escrow company guaranty sr.
unsec. unsub. notes 10 3/8s, 2017 (Canada) F	45,000	2

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 1/2s, 2021 (Canada)	75,000	79,125

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 3/8s, 2023 (Canada)	55,000	56,650

Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016
(In default) †	120,000	90,000

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	95,000	102,125

Newfield Exploration Co. sr. unsec. sub. notes 7 1/8s, 2018	90,000	93,375

Northern Oil and Gas, Inc. company guaranty sr. unsec.
notes 8s, 2020	50,000	53,250

Oasis Petroleum, Inc. company guaranty sr. unsec. notes
6 7/8s, 2023	65,000	70,200

Oasis Petroleum, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 7/8s, 2022	95,000	103,075

Offshore Group Investment, Ltd. company guaranty sr. notes
7 1/2s, 2019 (Cayman Islands)	220,000	236,586

Offshore Group Investment, Ltd. company guaranty sr. notes
7 1/8s, 2023 (Cayman Islands)	90,000	92,025

High Income Securities Fund	33

CORPORATE BONDS AND NOTES (40.1%)* cont.	Principal amount	Value

Energy cont.
Peabody Energy Corp. company guaranty sr. unsec. notes
7 3/8s, 2016	$90,000	$101,475

Peabody Energy Corp. company guaranty sr. unsec. unsub.
notes 6s, 2018	85,000	92,013

PetroBakken Energy, Ltd. 144A sr. unsec. notes 8 5/8s,
2020 (Canada)	305,000	311,863

Plains Exploration & Production Co. company guaranty sr.
unsec. notes 6 3/4s, 2022	175,000	193,375

Range Resources Corp. company guaranty sr. sub. notes
6 3/4s, 2020	50,000	54,375

Range Resources Corp. company guaranty sr. unsec. sub.
notes 5s, 2022	45,000	46,350

Rosetta Resources, Inc. company guaranty sr. unsec. notes
9 1/2s, 2018	135,000	143,100

Rosetta Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 5/8s, 2021	60,000	61,800

Sabine Pass LNG LP company guaranty sr. notes 7 1/2s, 2016	185,000	205,350

Sabine Pass LNG LP company guaranty sr. notes 6 1/2s, 2020	45,000	47,025

Samson Investment Co. 144A sr. unsec. notes 10 3/4s, 2020	245,000	272,256

SandRidge Energy, Inc. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2021	30,000	31,725

Seven Generations Energy, Ltd. 144A sr. unsec. notes 8 1/4s,
2020 (Canada)	100,000	108,650

Shelf Drilling Holdings, Ltd. 144A sr. notes 8 5/8s, 2018	100,000	107,750

SM Energy Co. sr. unsec. notes 6 5/8s, 2019	55,000	58,988

SM Energy Co. sr. unsec. notes 6 1/2s, 2021	50,000	54,250

SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023	20,000	21,350

Tervita Corp. 144A sr. unsec. notes 10 7/8s, 2018 (Canada)	30,000	32,175

Trinidad Drilling, Ltd. 144A sr. unsec. notes 7 7/8s,
2019 (Canada)	25,000	26,750

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	95,000	100,700

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021	230,000	248,975

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	71,000	84,647

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	65,000	66,138

WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017	145,000	155,694

		8,112,831
Financials (4.5%)
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub., LLC 144A sr.
unsec. notes 7 7/8s, 2020	115,000	122,188

Allegion US Holding Co., Inc. 144A company guaranty sr. unsec.
notes 5 3/4s, 2021	50,000	52,188

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	90,000	101,250

Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8.3s, 2015	65,000	69,225

Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8s, 2020	60,000	74,250

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020	65,000	78,650

Ally Financial, Inc. unsec. sub. notes 8s, 2018	65,000	77,513

34	High Income Securities Fund

CORPORATE BONDS AND NOTES (40.1%)* cont.		Principal amount	Value

Financials cont.
American International Group, Inc. jr. sub. FRB bonds
8.175s, 2068		$100,000	$128,780

BBVA International Preferred SAU bank guaranty jr. unsec. sub.
FRN notes 5.919s, perpetual maturity (Spain)		105,000	103,425

CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes
6 5/8s, 2020		135,000	144,450

CBRE Services, Inc. company guaranty sr. unsec. unsub.
notes 5s, 2023		20,000	20,000

CIT Group, Inc. sr. unsec. notes 5s, 2023		65,000	67,600

CIT Group, Inc. sr. unsec. notes 5s, 2022		100,000	105,000

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020		80,000	86,400

CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018		75,000	81,375

CIT Group, Inc. sr. unsec. unsub. notes 3 7/8s, 2019		45,000	45,788

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018		135,000	152,213

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019		185,000	201,188

Citigroup, Inc. unsec. sub. notes 1.686s, 2019	EUR	40,000	54,616

CNG Holdings, Inc./OH 144A sr. notes 9 3/8s, 2020		$125,000	118,750

CNO Financial Group, Inc. 144A company guaranty sr. notes
6 3/8s, 2020		65,000	69,388

Community Choice Financial, Inc. company guaranty sr. notes
10 3/4s, 2019		110,000	96,250

Credit Acceptance Corp. 144A company guaranty sr. unsec.
notes 6 1/8s, 2021		75,000	77,813

Dresdner Funding Trust I 144A bonds 8.151s, 2031		240,000	265,200

E*Trade Financial Corp. sr. unsec. unsub. notes 6 3/8s, 2019		175,000	189,875

HBOS PLC 144A sr. unsec. sub. notes 6 3/4s, 2018
(United Kingdom)		135,000	153,780

HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)		60,000	60,811

Hockey Merger Sub 2, Inc. 144A sr. unsec. notes 7 7/8s, 2021		130,000	136,825

Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
company guaranty sr. unsec. notes 6s, 2020		185,000	195,175

Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
company guaranty sr. unsec. notes 5 7/8s, 2022		125,000	127,500

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019		80,000	89,600

International Lease Finance Corp. sr. unsec. unsub. notes
5 7/8s, 2022		60,000	64,350

iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018 R		70,000	78,050

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037		75,000	81,375

Lloyds Bank PLC jr. sub. FRN notes Ser. EMTN, 13s, perpetual
maturity (United Kingdom)	GBP	100,000	272,115

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 7/8s, 2021 R		$50,000	54,125

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R		125,000	131,250

National Money Mart Co. company guaranty sr. unsec. unsub.
notes 10 3/8s, 2016 (Canada)		85,000	84,681

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2020		100,000	101,250

High Income Securities Fund	35

CORPORATE BONDS AND NOTES (40.1%)* cont.		Principal amount	Value

Financials cont.
Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2018		$40,000	$40,300

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6 1/2s, 2021		85,000	80,538

Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. notes 5 7/8s, 2022		75,000	78,750

Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. notes 5 5/8s, 2020		50,000	52,500

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/2s, 2020		85,000	90,738

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/8s, 2017		160,000	167,600

Onex USI Acquisition Corp. 144A sr. unsec. notes 7 3/4s, 2021		155,000	161,200

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019		75,000	81,375

PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021		115,000	115,863

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6 3/4s, 2021		120,000	117,600

Provident Funding Associates LP/PFG Finance Corp. 144A sr.
notes 10 1/8s, 2019		60,000	65,400

Royal Bank of Scotland Group PLC jr. sub. unsec. FRN notes
Ser. U, 7.64s, perpetual maturity (United Kingdom)		100,000	100,000

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB bonds
7.648s, perpetual maturity (United Kingdom)		265,000	281,563

Royal Bank of Scotland Group PLC unsec. sub. notes 6s, 2023
(United Kingdom)		65,000	66,953

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018		290,000	343,288

Springleaf Finance Corp. sr. unsec. unsub. notes 7 3/4s, 2021		30,000	33,225

Springleaf Finance Corp. sr. unsec. notes Ser. MTN, 6.9s, 2017		295,000	323,394

Springleaf Finance Corp. sr. unsec. unsub. notes 6s, 2020		85,000	86,913

Stearns Holdings, Inc. 144A company guaranty sr. notes
9 3/8s, 2020		135,000	138,375

TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
8 1/2s, 2018		50,000	54,625

Walter Investment Management Corp. 144A company guaranty
sr. unsec. notes 7 7/8s, 2021		90,000	90,450

			6,784,912
Health care (3.5%)
Acadia Healthcare Co., Inc. 144A company guaranty sr. unsec.
notes 6 1/8s, 2021		60,000	61,950

AmSurg Corp. company guaranty sr. unsec. unsub. notes
5 5/8s, 2020		135,000	142,088

Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp.
company guaranty sr. unsec. notes 7 3/4s, 2019		95,000	102,600

Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp.
company guaranty sr. unsec. notes 6s, 2021		105,000	109,463

Biomet, Inc. company guaranty sr. unsec. sub. notes
6 1/2s, 2020		85,000	90,631

Biomet, Inc. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020		130,000	140,238

Capella Healthcare, Inc. company guaranty sr. unsec. notes
9 1/4s, 2017		130,000	139,100

Capsugel FinanceCo SCA 144A company guaranty sr. unsec.
notes 9 7/8s, 2019	EUR	100,000	151,122

36	High Income Securities Fund

CORPORATE BONDS AND NOTES (40.1%)* cont.	Principal amount	Value

Health care cont.
Capsugel SA 144A sr. unsec. notes 7s, 2019 (Luxembourg) ‡‡	$95,000	$98,563

CHS/Community Health Systems, Inc. company guaranty
sr. unsec. unsub. notes 8s, 2019	40,000	44,440

CHS/Community Health Systems, Inc. company guaranty
sr. notes 5 1/8s, 2018	140,000	148,225

CHS/Community Health Systems, Inc. 144A company guaranty
sr. unsec. notes 6 7/8s, 2022	25,000	26,594

CHS/Community Health Systems, Inc. 144A company guaranty
sr. notes 5 1/8s, 2021	20,000	20,700

Endo Finance Co. 144A company guaranty sr. unsec. notes
5 3/4s, 2022	50,000	51,750

Envision Healthcare Corp. company guaranty sr. unsec. notes
8 1/8s, 2019	65,000	69,794

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019	95,000	102,363

HCA, Inc. company guaranty sr. notes 8 1/2s, 2019	215,000	225,750

HCA, Inc. sr. unsec. notes 7 1/2s, 2022	30,000	34,800

HCA, Inc. sr. notes 6 1/2s, 2020	430,000	484,825

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017	190,000	206,625

Healthcare Technology Intermediate, Inc. 144A sr. unsec. notes
7 3/8s, 2018 ‡‡	50,000	51,750

IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty
sr. unsec. notes 8 3/8s, 2019	100,000	107,000

IMS Health, Inc. 144A sr. unsec. notes 6s, 2020	50,000	53,500

Jaguar Holding Co. I 144A sr. unsec. notes 9 3/8s, 2017 ‡‡	50,000	52,625

Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 144A sr. unsec.
notes 9 1/2s, 2019	80,000	89,600

JLL/Delta Dutch Newco BV 144A sr. unsec. notes 7 1/2s,
2022 (Netherlands)	95,000	96,900

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes
10 1/2s, 2018	180,000	208,800

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty sr.
unsec. notes 12 1/2s, 2019	65,000	75,238

MPH Intermediate Holding Co. 2 144A sr. unsec. notes
8 3/8s, 2018 ‡‡	60,000	62,775

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018	95,000	103,906

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2022 R	70,000	75,775

Par Pharmaceutical Cos., Inc. company guaranty sr. unsec.
unsub. notes 7 3/8s, 2020	150,000	162,375

Salix Pharmaceuticals, Ltd. 144A company guaranty sr. unsec.
notes 6s, 2021	40,000	42,800

Service Corp. International/US sr. notes 7s, 2019	50,000	53,125

Service Corp. International/US sr. notes 7s, 2017	65,000	73,044

Service Corp. International/US 144A sr. unsec. notes
5 3/8s, 2022	95,000	96,663

Stewart Enterprises, Inc. company guaranty sr. unsec. notes
6 1/2s, 2019	85,000	89,505

Teleflex, Inc. company guaranty sr. unsec. sub. notes
6 7/8s, 2019	85,000	90,313

High Income Securities Fund	37

CORPORATE BONDS AND NOTES (40.1%)* cont.	Principal amount	Value

Health care cont.
Tenet Healthcare Corp. company guaranty sr. bonds
4 1/2s, 2021	$55,000	$54,863

Tenet Healthcare Corp. company guaranty sr. bonds
4 3/8s, 2021	95,000	93,813

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	225,000	249,188

Tenet Healthcare Corp. 144A sr. notes 6s, 2020	140,000	150,500

United Surgical Partners International, Inc. company guaranty sr.
unsec. unsub. notes 9s, 2020	80,000	90,184

Valeant Pharmaceuticals International 144A company guaranty
sr. notes 7s, 2020	20,000	21,825

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 7/8s, 2018	45,000	47,869

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 3/8s, 2020	150,000	163,875

Valeant Pharmaceuticals International 144A sr. notes
6 3/4s, 2017	120,000	127,200

Valeant Pharmaceuticals International 144A sr. unsec. notes
6 3/4s, 2018	125,000	137,813

WellCare Health Plans, Inc. sr. unsec. notes 5 3/4s, 2020	160,000	166,800

		5,341,245
Technology (2.2%)
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 3/8s, 2020	75,000	79,219

Alcatel-Lucent USA, Inc. 144A company guaranty sr. unsec.
notes 6 3/4s, 2020	245,000	260,925

Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	90,000	85,275

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	250,000	248,125

Epicor Software Corp. company guaranty sr. unsec. notes
8 5/8s, 2019	55,000	60,088

First Data Corp. company guaranty sr. unsec. notes
12 5/8s, 2021	285,000	340,575

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	240,000	260,400

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019	80,000	86,700

First Data Corp. 144A company guaranty sr. unsec. notes
11 1/4s, 2021	80,000	91,000

First Data Corp. 144A company guaranty sr. unsec. sub. notes
11 3/4s, 2021	180,000	192,600

First Data Corp. 144A company guaranty sr. unsec. sub. notes
11 3/4s, 2021	50,000	53,500

First Data Holdings, Inc. 144A sr. unsec. notes 14 1/2s, 2019 ‡‡	70,000	70,175

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 10 3/4s, 2020	84,000	97,650

Freescale Semiconductor, Inc. 144A company guaranty sr.
notes 5s, 2021	100,000	102,500

Freescale Semiconductor, Inc. 144A sr. notes 6s, 2022	120,000	127,200

Infor US, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2018	55,000	63,938

Iron Mountain, Inc. company guaranty sr. sub. notes
7 3/4s, 2019	45,000	50,006

Iron Mountain, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2023	105,000	111,563

38	High Income Securities Fund

CORPORATE BONDS AND NOTES (40.1%)* cont.	Principal amount	Value

Technology cont.
Jazz Technologies, Inc. company guaranty sr. unsec.
notes 8s, 2015	$356,000	$348,880

Micron Technology, Inc. 144A sr. unsec. notes 5 7/8s, 2022	85,000	88,825

SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)	200,000	201,250

SunGard Data Systems, Inc. company guaranty sr. unsec. sub.
notes 6 5/8s, 2019	70,000	74,813

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020	95,000	104,738

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019	120,000	131,400

		3,331,345
Transportation (0.5%)
Aguila 3 SA 144A company guaranty sr. notes 7 7/8s,
2018 (Luxembourg)	200,000	212,500

Air Medical Group Holdings, Inc. company guaranty sr. notes
9 1/4s, 2018	149,000	161,665

CHC Helicopter SA company guaranty sr. notes 9 1/4s,
2020 (Canada)	90,000	98,127

Swift Services Holdings, Inc. company guaranty sr.
notes 10s, 2018	125,000	137,656

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty
sr. unsec. notes 6 3/8s, 2023	90,000	90,900

		700,848
Utilities and power (1.9%)
AES Corp. (VA) sr. unsec. notes 8s, 2020	55,000	64,625

AES Corp. (VA) sr. unsec. unsub. notes 8s, 2017	85,000	100,725

AES Corp. (VA) sr. unsec. unsub. notes 7 3/8s, 2021	145,000	164,938

AES Corp. (VA) sr. unsec. unsub. notes 4 7/8s, 2023	45,000	43,650

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020	138,000	154,215

Calpine Corp. 144A company guaranty sr. notes 6s, 2022	30,000	31,800

Calpine Corp. 144A company guaranty sr. notes 5 7/8s, 2024	25,000	25,625

Colorado Interstate Gas Co., LLC sr. unsec. debs. 6.85s, 2037	95,000	107,162

DPL, Inc. sr. unsec. notes 6 1/2s, 2016	155,000	167,013

Dynegy Holdings, LLC escrow bonds 7 3/4s, 2019	175,000	219

El Paso Corp. sr. unsec. notes Ser. GMTN, 7.8s, 2031	100,000	106,156

El Paso Natural Gas Co., LLC sr. unsec. debs. 8 5/8s, 2022	40,000	51,712

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
sr. notes 10s, 2020	172,000	178,880

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A sr. notes 10 1/4s, 2020	293,000	304,720

Energy Transfer Equity LP company guaranty sr. unsec. notes
7 1/2s, 2020	107,000	122,248

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. notes 6 7/8s, 2019	75,000	80,719

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2022	35,000	39,463

EP Energy/EP Energy Finance, Inc. sr. unsec. notes 9 3/8s, 2020	155,000	179,025

GenOn Americas Generation, LLC sr. unsec. notes 9 1/8s, 2031	100,000	95,000

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	125,000	126,875

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	25,000	25,750

Kinder Morgan, Inc./DE 144A sr. notes 5s, 2021	60,000	60,300

High Income Securities Fund	39

CORPORATE BONDS AND NOTES (40.1%)* cont.	Principal amount	Value

Utilities and power cont.
NRG Energy, Inc. company guaranty sr. unsec. notes
7 7/8s, 2021	$325,000	$360,750

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5 7/8s, 2022	110,000	114,400

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	75,000	75,750

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4 1/2s, 2023	95,000	88,825

Tennessee Gas Pipeline Co., LLC sr. unsec. unsub. debs. 7s, 2028	15,000	18,508

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
144A company guaranty sr. notes 11 1/2s, 2020	60,000	44,175

		2,933,228

Total corporate bonds and notes (cost $57,301,898)		$60,652,724

CONVERTIBLE BONDS AND NOTES (35.7%)*	Principal amount	Value

Basic materials (1.1%)
Cemex SAB de CV cv. unsec. sub. notes 4 7/8s, 2015 (Mexico)	$935,000	$1,159,400

U.S. Steel Corp. cv. sr. unsec. notes 4s, 2014	575,000	577,516

		1,736,916
Capital goods (1.8%)
Covanta Holding Corp. cv. sr. unsec. notes 3 1/4s, 2014	269,000	312,881

General Cable Corp. cv. unsec. sub. notes stepped-coupon 5s
(2 1/4s, 11/15/19) 2029 ††	595,000	670,863

Owens-Brockway Glass Container, Inc. 144A cv. company
guaranty sr. unsec. notes 3s, 2015	655,000	675,469

Trinity Industries, Inc. cv. unsec. sub. notes 3 7/8s, 2036	685,000	1,078,875

		2,738,088
Communication services (0.2%)
Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
cv. company guaranty sr. unsec. notes 8 1/4s, 2040	199,000	230,343

Powerwave Technologies, Inc. cv. sr. unsec. sub. notes 3 7/8s,
2027 (In default) †	1,160,000	116

		230,459
Consumer cyclicals (8.3%)
Callaway Golf Co. cv. sr. unsec. bonds 3 3/4s, 2019	453,000	560,588

CBIZ, Inc. 144A cv. sr. sub. notes 4 7/8s, 2015	397,000	528,010

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	776,000	1,398,740

Forestar Group, Inc. cv. sr. unsec. unsub. notes 3 3/4s, 2020	412,000	450,110

Host Hotels & Resorts LP 144A cv. company guaranty sr. unsec.
notes 2 1/2s, 2029 R	295,000	448,953

Lennar Corp. 144A cv. sr. notes 2 3/4s, 2020	344,000	692,515

Liberty Interactive, LLC cv. sr. unsec. unsub. notes 3 1/2s, 2031	1,635,000	875,747

Liberty Interactive, LLC 144A cv. sr. unsec. notes 1s, 2043	575,000	600,875

Liberty Interactive, LLC 144A cv. sr. unsec. unsub.
notes 3/4s, 2043	833,000	1,053,745

MGM Resorts International Co. cv. company guaranty sr. unsec.
notes 4 1/4s, 2015	1,350,000	2,080,688

priceline.com, Inc. cv. sr. unsec. unsub. notes 1s, 2018	320,000	495,200

Ryland Group, Inc. (The) cv. company guaranty sr. unsub. notes
1 5/8s, 2018	480,000	770,400

40	High Income Securities Fund

CONVERTIBLE BONDS AND NOTES (35.7%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Standard Pacific Corp. cv. company guaranty sr. unsec. unsub.
notes 1 1/4s, 2032	$710,000	$939,863

TRW Automotive, Inc. cv. company guaranty sr. unsec. notes
3 1/2s, 2015	195,000	546,853

XM Satellite Radio, Inc. 144A cv. company guaranty sr. unsec.
sub. notes 7s, 2014	527,000	1,053,671

		12,495,958
Consumer staples (1.4%)
Hertz Global Holdings, Inc. cv. sr. unsec. notes 5 1/4s, 2014	64,000	217,240

Rite Aid Corp. cv. sr. unsec. unsub. notes 8 1/2s, 2015	345,000	899,372

Vector Group, Ltd. cv. sr. unsec. FRN notes 2 1/2s, 2019	740,000	946,349

		2,062,961
Energy (4.0%)
Chesapeake Energy Corp. cv. company guaranty sr. unsec.
notes 2 1/4s, 2038	2,230,000	2,086,444

Cobalt International Energy, Inc. cv. sr. unsec. unsub. notes
2 5/8s, 2019	375,000	361,875

Energy XXI Bermuda, Ltd. 144A cv. sr. unsec. notes 3s, 2018	451,000	434,088

Goodrich Petroleum Corp. cv. company guaranty sr. unsub.
notes 5s, 2032	714,000	725,603

Hornbeck Offshore Services, Inc. cv. company guaranty sr.
unsec. notes 1 1/2s, 2019	492,000	555,653

Peabody Energy Corp. cv. jr. unsec. sub. debs. 4 3/4s, 2041	655,000	520,725

SEACOR Holdings, Inc. 144A cv. sr. unsec. notes 3s, 2028	621,000	612,849

Trico Marine Services, Inc. cv. sr. unsec. debs. 3s, 2027
(In default) †	500,000	8,750

Vantage Drilling Co. cv. sr. unsec. unsub. notes 7 7/8s, 2042	615,000	709,649

		6,015,636
Financials (4.6%)
Ares Capital Corp. cv. sr. unsec. notes 5 3/4s, 2016	935,000	1,016,228

Blackstone Mortgage Trust, Inc. cv. sr. unsec. unsub. notes
5 1/4s, 2018 R	626,000	690,556

DFC Global Corp. cv. sr. unsec. unsub. notes 3 1/4s, 2017	175,000	141,313

Forest City Enterprises, Inc. cv. sr. unsec. notes 4 1/4s, 2018	816,000	920,550

Hercules Technology Growth Capital, Inc. cv. sr. unsec.
notes 6s, 2016	453,000	605,888

iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	330,000	480,769

Morgans Hotel Group Co. cv. sr. sub. notes 2 3/8s, 2014 R	436,000	430,005

PHH Corp. cv. sr. unsec. notes 4s, 2014	760,000	827,450

Radian Group, Inc. cv. sr. unsec. unsub. notes 3s, 2017	430,000	650,375

Starwood Property Trust, Inc. cv. sr. unsec. unsub.
notes 4s, 2019 R	386,000	443,418

Walter Investment Management Corp. cv. sr. unsec. sub. notes
4 1/2s, 2019	835,000	750,978

		6,957,530
Health care (5.1%)
Accuray, Inc. cv. sr. unsec. notes 3 3/4s, 2016	694,000	827,161

Alere, Inc. cv. sr. unsec. sub. notes 3s, 2016	430,000	484,288

Brookdale Senior Living, Inc. cv. sr. unsec. unsub. notes
2 3/4s, 2018	720,000	969,750

China Medical Technologies, Inc. cv. sr. unsec. bonds Ser. CMT,
4s, 2014 (China) (In default)† F	763,000	61,040

High Income Securities Fund	41

CONVERTIBLE BONDS AND NOTES (35.7%)* cont.	Principal amount	Value

Health care cont.
China Medical Technologies, Inc. 144A cv. sr. unsec. notes
6 1/4s, 2016 (China) (In default) † F	$445,000	$31,150

Cubist Pharmaceuticals, Inc. 144A cv. sr. unsec. notes
1 1/8s, 2018	465,000	576,600

Gilead Sciences, Inc. cv. sr. unsec. notes 1 5/8s, 2016	235,000	854,836

HealthSouth Corp. cv. sr. unsec. sub. notes 2s, 2043	1,114,000	1,160,649

Hologic, Inc. cv. sr. unsec. unsub. notes stepped-coupon 2s
(zero %, 3/1/18) 2042 ††	1,075,000	1,103,219

Medidata Solutions, Inc. 144A cv. sr. unsec. notes 1s, 2018	370,000	495,569

PDL BioPharma, Inc. cv. sr. unsec. unsub. notes 4s, 2018	335,000	344,422

Teleflex, Inc. cv. sr. unsec. sub. notes 3 7/8s, 2017	490,000	829,938

		7,738,622
Technology (9.2%)
Advanced Micro Devices, Inc. cv. sr. unsec. notes 6s, 2015	794,000	844,618

Ciena, Inc. cv. sr. unsec. notes 4s, 2020	488,000	724,070

Micron Technology, Inc. cv. sr. unsec. bonds Ser. E, 1 5/8s, 2033	1,660,000	3,731,888

Novellus Systems, Inc. cv. sr. unsec. notes 2 5/8s, 2041	510,000	828,113

ON Semiconductor Corp. cv. company guaranty sr. unsec. sub.
notes Ser. B, 2 5/8s, 2026	727,000	885,577

Safeguard Scientifics, Inc. cv. sr. unsec. bonds 5 1/4s, 2018	1,485,000	1,852,538

Salesforce.com, Inc. 144A cv. sr. unsec. unsub. notes 1/4s, 2018	600,000	711,540

SanDisk Corp. cv. sr. unsec. notes 1 1/2s, 2017	640,000	978,000

TeleCommunication Systems, Inc. cv. sr. unsec. notes
7 3/4s, 2018	1,490,000	1,452,750

Vishay Intertechnology, Inc. 144A cv. sr. unsec. notes
2 1/4s, 2041	745,000	674,225

Web.com Group, Inc. cv. sr. unsec. unsub. notes 1s, 2018	370,000	457,181

Xilinx, Inc. cv. sr. unsec. notes 2 5/8s, 2017	465,000	840,778

		13,981,278

Total convertible bonds and notes (cost $47,255,007)		$53,957,448

CONVERTIBLE PREFERRED STOCKS (19.7%)*	Shares	Value

Basic materials (1.6%)
ArcelorMittal SA Ser. MTUS, $1.50 cv. pfd. (France)	39,735	$941,843

Smurfit-Stone Container Corp. (Escrow) zero % cv. pfd. F	65,720	657

Weyerhaeuser Co. Ser. A, $3.188 cv. pfd. R	26,055	1,420,810

		2,363,310
Capital goods (1.4%)
United Technologies Corp. $3.75 cv. pfd.	31,820	2,115,075

		2,115,075
Communication services (2.3%)
Cincinnati Bell, Inc. Ser. B, $3.378 cum. cv. pfd.	28,570	1,311,934

Crown Castle International Corp. Ser. A, $2.25 cv. pfd.	10,509	1,070,604

Intelsat SA Ser. A, $2.875 cv. pfd. (Luxembourg)	13,407	717,275

Iridium Communications, Inc. 144A $7.00 cv. pfd.	4,095	385,954

		3,485,767
Consumer cyclicals (1.4%)
FelCor Lodging Trust, Inc. Ser. A, $0.488 cum. cv. pfd. R	45,325	1,058,792

Stanley Black & Decker, Inc. $6.25 cv. pfd.	10,485	1,120,847

		2,179,639

42	High Income Securities Fund

CONVERTIBLE PREFERRED STOCKS (19.7%)* cont.	Shares	Value

Consumer staples (0.5%)
Post Holdings, Inc. 144A $3.75 cv. pfd.	5,894	$761,387

		761,387
Energy (1.9%)
Chesapeake Energy Corp. 144A 5.75% cv. pfd.	1,848	2,063,985

Halcon Resources Corp. Ser. A, 5.75% cv. pfd.	1,058	787,152

		2,851,137
Financials (7.2%)
Alexandria Real Estate Equities, Inc. Ser. D, $1.75 cv. pfd. R	28,619	772,713

AMG Capital Trust II $2.575 cv. pfd.	27,810	1,695,542

Bank of America Corp. Ser. L, 7.25% cv. pfd.	2,653	3,062,557

EPR Properties Ser. C, $1.44 cv. pfd.	44,170	951,727

Health Care REIT, Inc. Ser. I, $3.25 cv. pfd. R	14,532	817,425

Maiden Holdings, Ltd. Ser. B, $3.625 cv. pfd. (Bermuda)	15,345	692,366

MetLife, Inc. $3.75 cv. pfd.	27,050	800,410

OFG Bancorp Ser. C, 8.75% cv. pfd. (Puerto Rico)	620	961,000

Wells Fargo & Co. Ser. L, 7.50% cv. pfd.	925	1,089,766

		10,843,506
Transportation (1.2%)
Continental Financial Trust II $3.00 cv. pfd.	18,090	897,152

Genesee & Wyoming, Inc. $5.00 cv. pfd.	7,243	950,644

		1,847,796
Utilities and power (2.2%)
AES Trust III $3.375 cv. pfd.	18,460	935,691

Dominion Resources, Inc. Ser. A, $3.063 cv. pfd.	20,228	1,157,244

El Paso Energy Capital Trust I $2.375 cv. pfd.	1,069	54,519

NextEra Energy, Inc. $2.799 cv. pfd.	20,127	1,221,625

		3,369,079

Total convertible preferred stocks (cost $26,718,699)		$29,816,696

COMMON STOCKS (1.0%)*	Shares	Value

Ally Financial, Inc.	15	$126,750

American Axle & Manufacturing Holdings, Inc. †	5,425	104,865

Calpine Corp. †	4,660	88,773

CIT Group, Inc.	1,606	78,180

DISH Network Corp. Class A †	1,525	89,731

Elizabeth Arden, Inc. †	1,945	59,459

EP Energy Corp. Class A †	5,301	98,758

General Motors Co. †	2,545	92,129

Gulfport Energy Corp. †	1,122	74,164

Halcon Resources Corp. †	4,274	16,284

Harry & David Holdings, Inc. †	105	13,020

Hilton Worldwide Holdings, Inc. †	4,786	107,015

Huntsman Corp.	4,550	110,838

Kodiak Oil & Gas Corp. †	11,230	132,626

Lone Pine Resources Canada, Ltd. (Canada) † F	5,612	561

Lone Pine Resources, Inc. Class A (Canada) † F	5,612	561

LyondellBasell Industries NV Class A	855	75,308

MeadWestvaco Corp.	1,855	69,433

Penn National Gaming, Inc. †	8,065	103,635

High Income Securities Fund	43

COMMON STOCKS (1.0%)* cont.			Shares	Value

Service Corp. International			3,924	$73,340

Vantage Drilling Co. †			36,191	63,334

Total common stocks (cost $1,554,271)				$1,578,764

PREFERRED STOCKS (0.3%)*			Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.			146	$143,933

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.			6,800	184,620

M/I Homes, Inc. $2.438 pfd.			2,305	58,201

Total preferred stocks (cost $343,484)				$386,754

SENIOR LOANS (—%)*[c]		Principal amount		Value

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 5.488s, 2018			$50,000	$47,781

Total senior loans (cost $45,276)				$47,781

WARRANTS (—%)*†	Expiration	Strike
	date	price	Warrants	Value

Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	$1.70	168,777	$1

Total warrants (cost $33,755)				$1

SHORT-TERM INVESTMENTS (2.4%)*			Shares	Value

Putnam Short Term Investment Fund 0.06% L			3,696,752	$3,696,752

Total short-term investments (cost $3,696,752)				$3,696,752

TOTAL INVESTMENTS

Total investments (cost $136,949,142)				$150,136,920

Key to holding’s currency abbreviations

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
USD /$	United States Dollar

Key to holding’s abbreviations

EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GMTN	Global Medium Term Notes
MTN	Medium Term Notes

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2013 through February 28, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $151,333,020.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

44	High Income Securities Fund

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $7,532 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 2/28/14 (aggregate face value $1,627,405) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Bank of America N.A.
	Canadian Dollar	Sell	4/16/14	$31,576	$32,713	$1,137

	Barclays Bank PLC
	British Pound	Sell	3/19/14	250,150	244,151	(5,999)

	Credit Suisse International
	Euro	Buy	3/19/14	82,679	81,813	866

	Euro	Sell	3/19/14	82,679	81,147	(1,532)

	Deutsche Bank AG
	Euro	Buy	3/19/14	10,214	10,107	107

	Euro	Sell	3/19/14	10,214	10,018	(196)

	JPMorgan Chase Bank N.A.
	Canadian Dollar	Sell	4/16/14	36,989	38,334	1,345

	Euro	Buy	3/19/14	93,031	92,697	334

	Euro	Sell	3/19/14	93,031	92,055	(976)

	State Street Bank and Trust Co.
	Canadian Dollar	Sell	4/16/14	139,836	144,967	5,131

	Euro	Buy	3/19/14	211,736	207,816	3,920

	Euro	Sell	3/19/14	211,736	209,520	(2,216)

	WestPac Banking Corp.
	Canadian Dollar	Sell	4/16/14	66,850	69,300	2,450

	Euro	Sell	3/19/14	320,364	312,767	(7,597)

	Total					$(3,226)

High Income Securities Fund	45

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$255,579	$—	$—

Capital goods	104,865	—	—

Communication services	89,731	—	—

Consumer cyclicals	302,779	—	—

Consumer staples	59,459	13,020	—

Energy	385,166	—	1,122

Financials	78,180	126,750	—

Health care	73,340	—	—

Utilities and power	88,773	—	—

Total common stocks	1,437,872	139,770	1,122

Convertible bonds and notes	—	53,865,258	92,190

Convertible preferred stocks	3,272,319	26,543,720	657

Corporate bonds and notes	—	60,652,722	2

Preferred stocks	184,620	202,134	—

Senior loans	—	47,781	—

Warrants	—	1	—

Short-term investments	3,696,752	—	—

Totals by level	$8,591,563	$141,451,386	$93,971

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(3,226)	$—

Totals by level	$—	$(3,226)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

46	High Income Securities Fund

Statement of assets and liabilities 2/28/14 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $133,252,390)	$146,440,168
Affiliated issuers (identified cost $3,696,752) (Note 5)	3,696,752

Cash	426,167

Dividends, interest and other receivables	1,672,063

Receivable for investments sold	43,414

Receivable for sales of delayed delivery securities (Note 1)	181,640

Unrealized appreciation on forward currency contracts (Note 1)	15,290

Total assets	152,475,494

LIABILITIES

Distributions payable to shareholders	538,613

Payable for investments purchased	137,572

Payable for compensation of Manager (Note 2)	253,475

Payable for custodian fees (Note 2)	7,273

Payable for investor servicing fees (Note 2)	12,416

Payable for Trustee compensation and expenses (Note 2)	91,723

Payable for administrative services (Note 2)	515

Unrealized depreciation on forward currency contracts (Note 1)	18,516

Other accrued expenses	82,371

Total liabilities	1,142,474

Net assets	$151,333,020

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Note 4)	$158,627,581

Distributions in excess of net investment income (Note 1)	(667,920)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(19,811,204)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	13,184,563

Total — Representing net assets applicable to capital shares outstanding	$151,333,020

COMPUTATION OF NET ASSET VALUE

Net asset value per share ($151,333,020 divided by 16,198,134 shares)	$9.34

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund	47

Statement of operations Six months ended 2/28/14 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $1,621 from investments in affiliated issuers) (Note 5)	$2,876,489

Dividends (net of foreign tax of $2,713)	1,021,549

Total investment income	3,898,038

EXPENSES

Compensation of Manager (Note 2)	514,143

Investor servicing fees (Note 2)	37,216

Custodian fees (Note 2)	8,253

Trustee compensation and expenses (Note 2)	5,455

Administrative services (Note 2)	2,288

Auditing and tax fees	43,617

Other	56,250

Total expenses	667,222

Expense reduction (Note 2)	(50)

Net expenses	667,172

Net investment income	3,230,866

Net realized gain on investments (Notes 1 and 3)	4,596,787

Net realized loss on foreign currency transactions (Note 1)	(39,787)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	5,754

Net unrealized appreciation of investments during the period	5,099,853

Net gain on investments	9,662,607

Net increase in net assets resulting from operations	$12,893,473

The accompanying notes are an integral part of these financial statements.

48	High Income Securities Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 2/28/14*	Year ended 8/31/13

Operations:
Net investment income	$3,230,866	$7,571,456

Net realized gain on investments
and foreign currency transactions	4,557,000	3,997,858

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	5,105,607	5,548,340

Net increase in net assets resulting from operations	12,893,473	17,117,654

Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(3,731,237)	(8,257,620)

Increase in capital share transactions from reinvestment
of distributions	—	71,369

Decrease from capital shares repurchased (Note 4)	(3,378,308)	(4,385,422)

Total increase in net assets	5,783,928	4,545,981

NET ASSETS

Beginning of period	145,549,092	141,003,111

End of period (including distributions in excess of net
investment income of $667,920 and $167,549, respectively)	$151,333,020	$145,549,092

NUMBER OF FUND SHARES

Shares outstanding at beginning of period	16,617,625	17,166,630

Shares issued in connection with reinvestment
of distributions	—	8,584

Shares repurchased (Note 4)	(419,491)	(557,542)

Retirement of shares held by the fund	—	(47)

Shares outstanding at end of period	16,198,134	16,617,625

* Unaudited

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund	49

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
	Six months ended**	Year ended

	2/28/14	8/31/13	8/31/12	8/31/11	8/31/10	8/31/09

Net asset value, beginning of period	$8.76	$8.21	$8.12	$7.93	$7.13	$8.23
Investment operations:

Net investment income (loss)[a]	.20	.44	.49	.50	.51	.50

Net realized and unrealized
gain (loss) on investments	.58	.56	.13	.22	.81	(1.10)

Total from investment operations	.78	1.00	.62	.72	1.32	(.60)
Less distributions:

From net investment income	(.23)	(.48)	(.53)	(.53)	(.53)	(.55)

Total distributions	(.23)	(.48)	(.53)	(.53)	(.53)	(.55)

Increase from shares repurchased	.03	.03	—	— [d]	.01	.05

Net asset value, end of period	$9.34	$8.76	$8.21	$8.12	$7.93	$7.13

Market price, end of period	$8.43	$7.68	$8.27	$8.10	$8.19	$6.80

Total return at market price (%)[b]	12.85 *	(1.44)	9.08	5.22	29.08	2.60

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$151,333	$145,549	$141,003	$139,120	$135,777	$123,256

Ratio of expenses to average
net assets (%)[c]	.45 *	.90	.93	.91	.93	1.04 [e]

Ratio of net investment income
(loss) to average net assets (%)	2.17 *	5.10	6.04	5.86	6.60	8.11 [e]

Portfolio turnover (%)	20 *	48	36	63	61	50

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Amount represents less than $0.01 per share.

e Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of the fund reflects a reduction of less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

50	High Income Securities Fund

Notes to financial statements 2/28/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2013 through February 28, 2014.

Putnam High Income Securities Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The investment objective of the fund is to provide high current income as a primary objective and capital appreciation as a secondary objective. The fund pursues its objective primarily by investing in both convertible bonds and convertible preferred stocks, which share many of the same characteristics as convertible bonds, but offer greater potential for capital appreciation. The fund also invests significantly in high-yielding non-convertible securities with the potential for capital appreciation.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

High Income Securities Fund	51

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

52	High Income Securities Fund

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $11,901 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At August 31, 2013, the fund had a capital loss carryover of $24,048,911 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$403,469	N/A	$403,469	August 31, 2017

23,645,442	N/A	23,645,442	August 31, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result

High Income Securities Fund	53

of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $136,777,070, resulting in gross unrealized appreciation and depreciation of $17,396,539 and $4,036,689, respectively, or net unrealized appreciation of $13,359,850.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates:

0.700%	of the first $500 million of average	0.430%	of the next $5 billion of average
	net assets,		net assets,

0.600%	of the next $500 million of average	0.420%	of the next $5 billion of average
	net assets,		net assets,

0.550%	of the next $500 million of average	0.410%	of the next $5 billion of average
	net assets,		net assets,

0.500%	of the next $5 billion of average	0.400%	of the next $5 billion of average
	net assets,		net assets,

0.475%	of the next $5 billion of average	0.390%	of the next $5 billion of average
	net assets,		net assets,

0.455%	of the next $5 billion of average	0.380%	of the next $8.5 billion of average
	net assets,		net assets and

0.440%	of the next $5 billion of average	0.370%	of any excess thereafter.
	net assets,

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

54	High Income Securities Fund

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $9 under the expense offset arrangements and by $41 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $95, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $29,042,924 and $35,216,277, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Shares repurchased

In September 2013, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2014 (based on shares outstanding as of October 7, 2013). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2013 (based on shares outstanding as of October 7, 2012). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the reporting period, the fund repurchased 419,491 common shares for an aggregate purchase price of $3,378,308, which reflects a weighted-average discount from net asset value per share of 11.22%.

At the close of the reporting period, Putnam Investments, LLC owned approximately 309 shares of the fund (less than 0.01% of the fund’s shares outstanding), valued at $2,886 based on net asset value.

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$2,095,391	$18,151,852	$16,550,491	$1,621	$3,696,752

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the

High Income Securities Fund	55

fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$1,800,000

Warrants (number of warrants)	168,777

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$15,290	Payables	$18,516

Equity contracts	Investments	1	Payables	—

Total		$15,291		$18,516

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(39,401)	$(39,401)

Total	$(39,401)	$(39,401)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$5,719	$5,719

Total	$5,719	$5,719

56	High Income Securities Fund

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High Income Securities Fund	57

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements, reverse repurchase agreements, securities lending and borrowing transactions, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Credit Suisse International	Deutsche Bank AG	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	WestPac Banking Corp.	Total

Assets:

Forward currency contracts#	$1,137	$—	$866	$107	$1,679	$9,051	$2,450	$15,290

Total Assets	$1,137	$—	$866	$107	$1,679	$9,051	$2,450	$15,290

Liabilities:

Forward currency contracts#	$—	$5,999	$1,532	$196	$976	$2,216	$7,597	$18,516

Total Liabilities	$—	$5,999	$1,532	$196	$976	$2,216	$7,597	$18,516

Total Financial and Derivative Net Assets	$1,137	$(5,999)	$(666)	$(89)	$703	$6,835	$(5,147)	$(3,226)

Total collateral received (pledged)##†	$—	$—	$—	$—	$—	$—	$—	$—

Net amount	$1,137	$(5,999)	$(666)	$(89)	$703	$6,835	$(5,147)	$(3,226)

†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement. (Note 1)

##Any over-collateralization of total financial and derivative net assets is not shown.

58	High Income Securities Fund	High Income Securities Fund	59

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

7,400,519	573,306	317,543	—

All tabulations are rounded to the nearest whole number.

60	High Income Securities Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Marketing Services	Robert E. Patterson	and Assistant Treasurer
Putnam Retail Management	George Putnam, III
One Post Office Square	Robert L. Reynolds	Susan G. Malloy
Boston, MA 02109	W. Thomas Stephens	Vice President and
Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	James P. Pappas
and Trust Company	President	Vice President

Legal Counsel	Jonathan S. Horwitz	Mark C. Trenchard
Ropes & Gray LLP	Executive Vice President,	Vice President and
	Principal Executive Officer, and	BSA Compliance Officer
Compliance Liaison
Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

PROUD SPONSOR

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

SA710
286545 4/14

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) There have been no changes to the list of the registrant’s identified portfolio managers included in the registrant’s report on Form N-CSR for the most recent completed fiscal year.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**
September 1 – September 30, 2013	132,145	$7.85	132,145	1,027,410
October 1 – October 7, 2013	—	—	—	1,027,410
October 8 – October 31, 2013	148,300	$7.98	148,300	1,500,248
November 1 – November 30, 2013	17,159	$8.24	17,159	1,483,089
December 1 – December 31, 2013	19,003	$8.24	19,003	1,464,086
January 1 – January 31, 2014	43,911	$8.32	43,911	1,420,175
February 1 – February 28, 2014	58,973	$8.39	58,973	1,361,202

*	In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund’s outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2012, which was in effect between October 8, 2012 and October 7, 2013, allowed the fund to repurchase up to 1,717,097 of its shares. The program renewed by the Board in September 2013, which will remain in effect between October 8, 2013 and October 7, 2014, allows the fund to repurchase up to 1,648,548 of its shares.

**	Information prior to October 7, 2013 is based on the total number of shares eligible for repurchase under the program, as amended through September 2012. Information from October 8, 2013 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2013.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Income Securities Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 25, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 25, 2014